SouthernSun Small Cap Fund Investor Shares: SSSFX Institutional Shares: SSSIX

1-866-672-3863

www.SouthernSunFunds.com

Summary Prospectus     February 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 1, 2010, along with the Fund’s most recent annual report dated September 30, 2010, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.southernsunfunds.com/funddocuments. You can also obtain these documents at no cost by calling 1-866-672-3863 or by sending an email request to ordersouthernsun@geminifund.com.

Investment Objective: The Fund’s investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed, on shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.43%	0.43%
Acquired Fund Fees and Expenses (1)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.55%	1.30%
Fee Waiver(2)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	1.52%	1.27%

(1) The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratios in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by a Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) [The Fund's adviser has contractually agreed to waive its management fees and/or to make reimbursement payments to limit the Fund’s expenses, other than extraordinary, non-recurring or Acquired Fund Fees and Expenses, at least until January 31, 2011, subject to possible recoupment from the Fund in future years on a rolling three year basis.  This agreement may be terminated by the Fund's Board of Trustees upon 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor Shares	$155	$487	$842	$1,843
Institutional Shares	$129	$409	$710	$1,565

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks of smaller capitalization (“small cap”) U.S. companies that the portfolio manager selects using a research-driven, value-oriented investment strategy.  The Fund defines small cap securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000® Index during the most recent 12 month period (based on month-end data).  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities.

The Fund’s portfolio will invest in 20-40 companies the adviser believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams.  When selecting companies for investment, the portfolio manager seeks opportunities that it believes have the following characteristics:

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Financial Strength: The adviser prefers companies that have strong internally generated discretionary cash flow, excess working capital and organic revenue growth.

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Management Capability: The adviser prefers management teams with measurable, transparent goals that are held accountable for performance.  This applies to all levels of management from the CEO and CFO to the plant/facilities manager.

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Niche Dominance:  The adviser prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that the portfolio manager believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

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Liquidity Risk.  Some small cap securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a small cap security at all or at a price which represents current or fair market value.

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Non-Diversification Risk.  The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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Small Company Risk.  Stocks of small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

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Stock Market Risk.  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Value Investing Risk.  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.

Suitability

The Fund may be a suitable investment for:

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Long-term investors seeking a value investment strategy

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Investors willing to accept price fluctuations in their investments

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Investors willing to accept risks associated with more aggressive equity investments

The Fund may not be appropriate for:

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Investors pursuing shorter-term investment goals

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Investors who need regular income

Performance Information: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception.  Returns for Institutional Class shares, which are not presented, will vary from the returns for Investor Class shares.  The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-672-3863.

Performance Bar Chart For Calendar Years Ended December 31,

Best Quarter:	June 30, 2009	31.94%
Worst Quarter:	December 31, 2008	(26.39)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2009)

Investor Class shares	One Year	Five Years	Since Inception(1)
Return before taxes	32.21%	0.93%	6.57%
Return after taxes on distributions	32.21%	0.61%	6.27%
Return after taxes on distributions and sale of Fund shares	20.94%	0.79%	5.69%
Russell 2000® Index(2)	27.17%	0.51%	5.41%

(1) The inception date of the Fund’s Investor Class shares is October 1, 2003. The Fund’s Institutional Class shares does not have a full calendar year of operations as of the date of this prospectus.

(2) The Russell 2000® Index is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index, but may be able to invest in exchange traded funds or other securities that attempt to track the index.

 After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).  After tax returns for Institutional Class shares, which are not presented, will vary from Investor Class shares.

Investment Adviser:  SouthernSun Asset Management, Inc., is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Michael W. Cook, Sr., Chief Executive Officer and Chief Investment Officer, is the Fund's portfolio manager.  He has served the Fund in this capacity since it commenced operations in October 2003.  Mr. Cook is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  For Investor Class shares, the minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans). For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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